Exhibit 10.5

THIRD AMENDMENT AGREEMENT

This Third Amendment Agreement (this “Third Amendment Agreement”) is entered into as of December 22, 2008, by and between WILLIAM LYON HOMES, INC., a California corporation (“Borrower”), and COMERICA BANK (“Lender”). This Third Amendment Agreement is made with reference to the following facts:

RECITALS

A. Lender has made a revolving line of credit available to Borrower in the initial maximum outstanding principal amount of $50,000,000 (the “Loan”), pursuant to the terms of that certain Revolving Line of Credit Loan Agreement (Borrowing Base Loan) dated as of March 8, 2006 (as amended by the First Amendment Agreement and Second Amendment Agreement described below and by this Third Amendment Agreement, the “Loan Agreement”). Capitalized terms used in this Third Amendment Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.

B. Pursuant to that certain Amendment Agreement dated as of February 28, 2008, by and between Borrower and Lender (the “First Amendment Agreement”), among other things (i) the maximum Commitment Amount was reduced to $35,000,000, (ii) certain adjustments were made to the Borrowing Base, and (iii) the Initial Line Maturity Date was extended by twelve (12) months to and until April 3, 2009.

C. The Loan Agreement was further modified pursuant to that certain Second Amendment Agreement dated as of September 2, 2008, by and between Borrower and Lender (the “Second Amendment Agreement”) to make certain additional changes to the Borrowing Base.

D. Subject to the terms and conditions contained in this Third Amendment Agreement, Borrower and Lender have agreed to further modify the Loan Agreement and other Loan Documents as set forth herein.

E. As used in this Third Amendment Agreement, the term “Loan Documents” means the Loan Agreement, the Note, the Deeds of Trust, the other Security Documents, the Environmental Indemnity, the Guaranty, and the other “Loan Documents” described in the Loan Agreement. This Third Amendment Agreement and the “Short Forms” and “Amended and Restated Note” described below shall also constitute Loan Documents.

AGREEMENT

NOW, THEREFORE, with reference to the foregoing Recitals and information, and in consideration of the mutual covenants and agreements contained in this Third Amendment Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

1. Recitals; Representations and Warranties. The above statement of facts set forth in the Recitals is true and correct, and the Recitals are hereby incorporated herein as an agreement of Borrower and Lender. Borrower hereby represents and warrants to Lender that (a) no Event of Default or Unmatured Event of Default has occurred or exists, and (b) all representations and warranties of Borrower contained in the Loan Agreement or in any of the other Loan Documents (as the Loan Agreement and such other Loan Documents are amended hereby) are true and correct as of the date hereof.

2. Amendments to Loan Agreement. Borrower and Lender hereby amend the Loan Agreement as follows:

2.1 The definition of “Commitment Amount” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“‘Commitment Amount’ means (a) through March 30, 2009, the sum of Thirty Million Dollars ($30,000,000.00), (b) from March 31, 2009, through June 29, 2009, the sum of Twenty-Six Million Dollars ($26,000,000.00), (c) from June 30, 2009 through September 29, 2009, the sum of Twenty-Two Million Dollars ($22,000,000.00), (d) from September 30, 2009 through December 30, 2009, the sum of Eighteen Million Dollars ($18,000,000.00), and (e) from and after December 31, 2009, the sum of Fourteen Million Dollars ($14,000,000.00).”

2.2 The definition of “Commitment Fee” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“‘Commitment Fee’ means that certain quarterly facility fee payable in advance pursuant to Section 2.5.1, below in an amount equal to 0.0875% of the then applicable Commitment Amount.”

2.3 The definition of “Draw Request” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“‘Draw Request’ means a completed, written request for an Advance from Borrower to Lender, which request shall be substantially in the form attached as Exhibit A to the Note, and shall be accompanied by such other documents and information as Lender may require or specify from time to time.”

2.4 The subheading entitled “LOTS UNDER DEVELOPMENT” within the definition of “Maximum Allowed Advance” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following new subheading:

“–

LOTS UNDER DEVELOPMENT: The sum of all Advances for Lots Under Development shall not exceed (a) for all Qualified Projects other than the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk Grove, California, and ‘Promenade North’ in San Diego, California, the lesser of (i) eighty percent (80%) of Total Project Costs, or (ii) sixty-five percent (65%) of the Bulk Finished Lot Value for Lots Under Development, subject to Lender’s approval, (b) for the Qualified Projects commonly known as ‘Gallery Walk’ and ‘Plaza Walk’ in Elk

Grove, California, $0, and (c) for the Qualified Project commonly known as ‘Promenade North’ in San Diego, California, the lesser of (i) eighty percent (80%) of Total Project Costs, or (ii) (A) through June 29, 2009, forty percent (40%) of the Bulk Finished Lot Value for Lots Under Development, subject to Lender’s approval, (B) from June 30, 2009 through December 30, 2009, twenty percent (20%) of the Bulk Finished Lot Value for Lots Under Development, subject to Lender’s approval, and (C) from and after December 31, 2009, $0.”

2.5 The definition of “Reduction Period” set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“‘Reduction Period’ shall mean, as set forth in Section 2.1.7 below, that twelve (12) month period (commencing immediately following the Initial Line Maturity Date).”

2.6 The last sentence of Section 2.1.2(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“No new Qualified Project will be approved for inclusion in the Borrowing Base after December 1, 2008.”

2.7 Section 2.5.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“2.5.1 COMMITMENT FEE. On the first day of each calendar quarter (commencing January 1, 2009), Borrower shall pay to lender a Commitment Fee equal to 0.0875% of the then applicable Commitment Amount.”

2.8 Section 6.15 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“6.15 FINANCIAL COVENANTS. Financial covenants described in this Section 6.15, together with all other financial covenants and restrictions set forth in this Agreement, shall be monitored quarterly by Lender upon receipt of the financial statements to be provided hereunder.

COVENANT PARTY	COVENANT TYPE	COVENANT REQUIREMENT
Guarantor	Minimum Tangible Net Worth	Not less than $90,000,000

Guarantor	Minimum Liquidity	Not less than $30,000,000, at least $10,000,000 of which must be cash on hand”

Upon the satisfaction of all of the conditions precedent set forth in Section 7, below, the effective date of the replacement of Section 6.15 of the Loan Agreement shall be deemed to be December 1, 2008.

2.9 Section 6.4.6 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“6.4.6 BORROWING BASE CERTIFICATE. (i) By the fifteenth (15th) day of each Calendar Month, a current Borrowing Base Certificate reflecting the Property included in the Borrowing Base as of the last day of the immediately preceding Calendar Month, and (ii) by the last day of each Calendar Month, a current Borrowing Base Certificate reflecting the Property included in the Borrowing Base as of the fifteenth (15th) day of such Calendar Month. In addition, by the forty-fifth (45th) day of the end of each Calendar Quarter, together with such certificate, a detailed computation of the financial covenant requirements set forth in Section 6.15 below.”

2.10 Exhibit “B” to the Loan Agreement is hereby deleted in its entirety and replaced with Exhibit “B” attached hereto.

3. Amended and Restated Note. The Note is being amended, restated and replaced in its entirety by that certain Amended and Restated Note Secured by Deed of Trust of even date herewith, executed by Borrower and payable to Lender, in the face principal amount of $30,000,000.00 (the “Amended and Restated Note”).

4. Lender’s Waiver of Set-off Rights. Notwithstanding any provision of any Loan Document or applicable law to the contrary, in no event shall Lender, whether with or without demand or notice to Borrower, exercise any right to set-off and apply deposits (whether certificates of deposit, demand, general, savings, special, time, or other, and whether provisional or final) held by Lender for Borrower or any other liabilities or other obligations of Lender to Borrower against or to the Obligations. By its signature below, Lender hereby waives any right it may have to set-off and apply such deposits or other liabilities against or to the Obligations.

5. Security Documents. Each Deed of Trust, and all other Security Documents, shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all present and future indebtedness and obligations of Borrower under (a) this Third Amendment Agreement, (b) the Amended and Restated Note, (c) any and all amendments, modifications, renewals and/or extensions of the Loan Agreement, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement, and (d) all other Loan Documents (other than the Guaranty and the Environmental Indemnity, the obligations under which continue to remain unsecured by each Deed of Trust), as amended by this Third Amendment Agreement and by the Short Forms.

6. Definitions. Except as provided in this Third Amendment Agreement, all references in the Loan Agreement and in the other Loan Documents (a) to the Deeds of Trust shall mean the Deeds of Trust, as amended by this Third Amendment Agreement, (b) to the Loan shall mean the Loan, as the maximum principal amount thereof has been reduced pursuant to this Third Amendment Agreement, (c) to the Loan Agreement shall mean the Loan Agreement as amended by this Third Amendment Agreement, (d) to the Note shall mean the Amended and

Restated Note, (e) to the Loan Documents shall mean the Loan Documents as such term is defined in this Third Amendment Agreement, and (f) to any particular Loan Document shall mean such Loan Document as modified by this Third Amendment Agreement or any document executed pursuant hereto.

7. Conditions Precedent. Lender’s obligation to modify the terms of the Loan Agreement and the other Loan Documents as set forth herein is subject to the satisfaction of all of the following conditions precedent (any of which may be waived by Lender in its sole discretion):

7.1 Lender shall have received a fully executed original of this Third Amendment Agreement (including an original of the executed Guarantor’s Consent attached hereto).

7.2 Lender have received an original of each Third Amendment Agreement (Short Form), of even date herewith (collectively, the “Short Forms”), fully executed and acknowledged by Borrower and consented to by all applicable Subordinate Rights Holders.

7.3 The Short Forms shall have been recorded in the official records of the counties in which each Project is located in accordance with Lender’s instructions to the Title Company, in addition to all other documents which Lender may reasonably request to be recorded.

7.4 Lender shall have received such endorsements to each existing Title Policy (or commitments by the Title Company to issue the same in form acceptable to Lender) as Lender shall reasonably request to insure the validity and continuing first position liens of the Deeds of Trust, as amended hereby, including without limitation a CLTA 110.5 endorsement (or its local equivalent).

7.5 Lender shall have received current good standing certificates of Borrower issued by the California Secretary of State and the Secretary of State of each other state in which a Qualified Project included in the Borrowing Base is located.

7.6 No change shall have occurred in the financial condition of Borrower, Guarantor or any Project, which would have, in Lender’s sole judgment, a material adverse effect on such Project or on Borrower’s or Guarantor’s ability to repay the Loan or otherwise perform their respective obligations under the Loan Documents as of the date hereof.

7.7 No condemnation or adverse zoning or usage change proceeding shall have occurred or shall have been threatened against any Project; no Project shall have suffered any significant damage by fire or other casualty which has not been repaired; no law, regulation, ordinance, moratorium, injunctive proceeding, restriction, litigation, action, citation or similar proceeding or matter shall have been enacted, adopted, or threatened by any governmental authority, which would have, in Lender’s judgment, a material adverse effect on Borrower or any Project as of the date hereof.

7.8 The representations and warranties contained in the Loan Agreement and in all other Loan Documents shall remain true and correct as of the date hereof.

7.9 No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

7.10 Borrower shall have reimbursed Lender for all costs and expenses incurred by Lender in connection with the transaction contemplated by this Third Amendment Agreement, including title insurance costs, recording fees, and attorneys’ fees and costs.

8. Non-Impairment. Except as expressly provided herein, nothing in this Third Amendment Agreement shall alter or affect any provision, condition or covenant contained in the Loan Agreement or the other Loan Documents or affect or impair any rights, powers or remedies thereunder, and the parties hereto intend that the provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect except as expressly modified hereby.

9. Miscellaneous. This Third Amendment Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America. The headings used in this Third Amendment Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Third Amendment Agreement. If any provision of this Third Amendment Agreement shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed herefrom and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part hereof. As used in this Third Amendment Agreement, the term “include(s)” shall mean “include(s), without limitation,” and the term “including” shall mean “including, but not limited to.”

10. Integration; Interpretation. The Loan Documents, including this Third Amendment Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein, and supersede all prior negotiations. No reference to this Third Amendment Agreement is necessary in any instrument or document at any time referring to a Loan Document. Any reference to a Loan Document (including in any other Loan Document) shall be deemed a reference to such document as amended hereby.

11. Counterparts. This Third Amendment Agreement may by executed in any number of counterparts, all of which shall be considered one in the same instrument. The original, executed signature pages of exact copies of this Third Amendment Agreement may be attached to one of such copies to form one document.

IN WITNESS WHEREOF, Borrower and Lender have executed this Third Amendment Agreement as of the day and year first set forth above.

BORROWER:

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Senior Vice President

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Title:	Senior Vice President

LENDER:

COMERICA BANK

By:	/s/ David Plattner
Name:	David Plattner
Its:	VP – Western Market

S-1

EXHIBIT “B”

BORROWING BASE CERTIFICATE FORMAT

Submission Date:

Category:	Project Name	Appraised Value (Already Factored)	Budgeted Costs (Already Factored)	Availability Amount (Lesser of Value or Cost)	Available Per Completion
Entitled Land
	Project 1	$0	$0	$0
	Project 2	$0	$0	$0
	Project 3	$0	$0	$0
	Project 4	$0	$0	$0
	Project 5	$0	$0	$0
	Project 6	$0	$0	$0

	SUB-TOTAL	$0	$0	$0
Lots Under Development
	Project 1	$0	$0	$0
	Project 2	$0	$0	$0
	Project 3	$0	$0	$0
	Project 4	$0	$0	$0
	Project 5	$0	$0	$0
	Project 6	$0	$0	$0

	SUB-TOTAL	$0	$0	$0
Developed Lots
	Project 1	$0	$0	$0
	Project 2	$0	$0	$0
	Project 3	$0	$0	$0
	Project 4	$0	$0	$0
	Project 5	$0	$0	$0
	Project 6	$0	$0	$0

	SUB-TOTAL	$0	$0	$0
X. Total Lot Inventory				$0	$0

I. Spec Homes
	Project 1	$0	$0	$0
	Project 2	$0	$0	$0
	Project 3	$0	$0	$0
	Project 4	$0	$0	$0
	Project 5	$0	$0	$0
	Project 6	$0	$0	$0

	SUB-TOTAL	$0	$0	$0
II. Model Homes
	Project 1	$0	$0	$0
	Project 2	$0	$0	$0
	Project 3	$0	$0	$0
	Project 4	$0	$0	$0
	Project 5	$0	$0	$0
	Project 6	$0	$0	$0

	SUB-TOTAL	$0	$0	$0
III. Presold Homes
	Project 1	$0	$0	$0
	Project 2	$0	$0	$0
	Project 3	$0	$0	$0
	Project 4	$0	$0	$0
	Project 5	$0	$0	$0
	Project 6	$0	$0	$0

	SUB-TOTAL	$0	$0	$0
Y. Total Home Inventory				$0	$0

A. Total Borrowing Base (X+Y)		$0.00
B. Less Outstanding Advances		$0.00
C. Less Outstanding Letters of Credit		$0.00		$0.00
D. Less Adjustments under Section 2.1.3(d)		$0.00
E. Plus funds deposited into Borrower's Funds account		$0.00

	Availability / (Deficiency):	$0.00

B-1

CERTIFICATION OF BORROWER

Borrower hereby certifies as follows with respect to the information contained in this Borrowing Base Certificate:

1. All Lot and Home inventory is located in Qualified Projects.

2. All Lot and Home inventory is owned by Borrower free of any liens or encumbrances, other than liens and encumbrances in favor of Lender as security for the Loan, or outstanding liens that have been bonded over, or outstanding liens that are subject to signed released delivered to Borrower.

3. Borrower has received lien waivers for all major scopes of construction work in process with respect to the subject Property.

4. As to any Lots Under Development, construction of the A&D Improvements has begun or is scheduled to begin within ninety (90) days of inclusion in the Borrowing Base as Lots Under Development.

5. As to any Homes, construction of the Home Improvements has begun or is scheduled to begin within ninety (90) days of inclusion in the Borrowing Base as Homes.

6. As to any Presold Homes and High End Presold Homes, such Homes were in compliance with all requirements for Presold Homes or High End Presold Homes, as applicable, as of the date of inclusion in the Borrowing Base as Presold Homes or High End Presold Homes, as applicable, and remain in compliance as of the date hereof.

The undersigned hereby certifies to Lender that the foregoing information on this Borrowing Base Certificate as of (check one) (i) ☐ the Calendar Month ending                     , 20    , or (ii) ☐                      15, 20    , is true and correct and was provided from financial information prepared according to GAAP. All capitalized terms not defined herein shall have the meanings given to such terms in that certain Revolving Line of Credit Loan Agreement dated as of March 8, 2006 (“Loan Agreement”) by and between COMERICA BANK (“Lender”) and WILLIAM LYON HOMES, INC., a California corporation (“Borrower”), as the same has been modified or amended to date.

WILLIAM LYON HOMES, INC., a California corporation

By:	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Senior Vice President

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Title:	Senior Vice President

B-2

GUARANTOR’S CONSENT

WILLIAM LYON HOMES, a Delaware corporation (“Guarantor”), hereby consents to the terms, conditions and provisions of the foregoing Third Amendment Agreement (“Third Amendment Agreement”) and the transactions contemplated by the Third Amendment Agreement. Guarantor hereby reaffirms the full force and effectiveness of its Guaranty dated as of March 8, 2006 (the “Guaranty”), in light of the Third Amendment Agreement, including without limitation all waivers, authorizations and agreements set forth therein. Guarantor hereby confirms and agrees that all references in the Guaranty to the Loan Agreement and other Loan Documents shall hereafter be deemed references to the Loan Agreement and other Loan Documents as amended by the Third Amendment Agreement. In addition, Guarantor acknowledges that its obligations under the Guaranty are separate and distinct from those of Borrower on the Loan.

Dated as of December 22, 2008

GUARANTOR:

WILLIAM LYON HOMES, a Delaware corporation

By:	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Senior Vice President

By:	/s/ Richard S. Robinson
Name:	Richard S. Robinson
Title:	Senior Vice President

CONSENT